UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 2, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (217) 523-3600	37-0211380
333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387

1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Reference is made to Note 2 - Rate and Regulatory Matters to the financial statements under Part I, Item 1; Outlook under Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 1A. Risk Factors in the Form 10-Q for the quarterly period ended June 30, 2006, of registrant Ameren Corporation (“Ameren”) and its registrant subsidiaries, Union Electric Company, doing business as AmerenUE, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”) (collectively, the “registrants”), for a discussion of the process for power procurement for Ameren’s Illinois utility companies after the expiration of the current Illinois electric rate freeze on January 1, 2007 and power supply contracts on December 31, 2006 and a discussion of the delivery service rate cases filed by Ameren’s Illinois utility companies with the Illinois Commerce Commission in December 2005. Reference is also made to the Form 8-K filed by Ameren and certain of its registrant subsidiaries on September 18, 2006.

On October 2, 2006, Michael J. Madigan, Speaker of the Illinois House of Representatives sent a letter (the “Speaker’s letter”) to Illinois Governor Rod R. Blagojevich asking the Illinois Governor to call a special session of the Illinois General Assembly for the purpose of considering legislation which would extend the electric rate freeze applicable to electric utility companies in Illinois, including CIPS, CILCO and IP, until January 1, 2010. A copy of the Speaker’s letter is included as Exhibit 99.1. On October 2, 2006, the Illinois Governor sent a letter (the “Governor’s letter”) in response to the Speaker’s letter indicating that once he and the Speaker had the votes to pass the legislation he would immediately call for a special session of the legislature. The Governor’s letter further provided that in the event he is unable to reach a consensus with members of the General Assembly in the near future, he would call a special session in that event as well. The Governor’s letter stated he continued to “support legislation extending a rate freeze and would like to sign it into law as soon as possible.” A copy of the Governor’s letter is included as Exhibit 99.2. We are unable to predict whether any efforts to extend the electric rate freeze will be successful.

ITEM 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number:	Title:
99.1	Letter from Michael J. Madigan, Speaker of the Illinois House of Representatives, dated October 2, 2006, to Illinois Governor Rod R. Blagojevich.
99.2	Letter from Illinois Governor Rod R. Blagojevich, dated October 2, 2006 to Michael J. Madigan, Speaker of the Illinois House of Representatives.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren Corporation, Union Electric Company, Central Illinois Public Service Company, Ameren Energy Generating Company, CILCORP Inc., Central Illinois Light Company and Illinois Power Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

FORWARD-LOOKING STATEMENTS

Certain statements in this report relate to future events and expectations and as such constitute forward-looking statements involving known and unknown factors that may cause actual results of the registrants to be different from those expressed or implied in the forward-looking statements. In this context, words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will,” or other similar words and phrases often identify forward-looking statements made on behalf of the registrants. It is important to note that actual results of the registrants may differ materially from those described or implied in such forward-looking statements based on a number of factors and uncertainties, including, but not limited to, regulatory actions, including changes in regulatory policies and ratemaking determinations; changes in laws and other governmental actions, including monetary and fiscal policies; the effects of increased competition in the future due to, among other things, deregulation of certain aspects of our business at both the state and federal levels, and the implementation of deregulation, such as when the current electric rate freeze and current power supply contracts expire in Illinois at the end of 2006; business and economic conditions, including their impact on interest rates; disruptions of the capital markets or other events that make the registrants access to necessary capital more difficult or costly; actions of credit rating agencies and the effects of such actions; legal and administrative proceedings; and other factors described in more detail in the registrants’ filings with the Securities and Exchange Commission. We do not undertake to update our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

        AMEREN CORPORATION
        (Registrant)

        /s/ Martin J. Lyons
        Martin J. Lyons
        Vice President and Controller
        (Principal Accounting Officer)

        UNION ELECTRIC COMPANY
        (Registrant)

        /s/ Martin J. Lyons
        Martin J. Lyons
        Vice President and Controller
        (Principal Accounting Officer)

        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
        (Registrant)

        /s/ Martin J. Lyons
        Martin J. Lyons
        Vice President and Controller
        (Principal Accounting Officer)

        AMEREN ENERGY GENERATING COMPANY
        (Registrant)

        /s/ Martin J. Lyons
        Martin J. Lyons
        Vice President and Controller
        (Principal Accounting Officer)

        CILCORP Inc.
        (Registrant)

        /s/ Martin J. Lyons
        Martin J. Lyons
        Vice President and Controller
        (Principal Accounting Officer)

        CENTRAL ILLINOIS LIGHT COMPANY
        (Registrant)

        /s/ Martin J. Lyons
        Martin J. Lyons
        Vice President and Controller
        (Principal Accounting Officer)

        ILLINOIS POWER COMPANY
        (Registrant)

        /s/ Martin J. Lyons
        Martin J. Lyons
        Vice President and Controller
        (Principal Accounting Officer)

Date:  October 4, 2006

Exhibit Index

Exhibit Number:	Title:
99.1	Letter from Michael J. Madigan, Speaker of the Illinois House of Representatives, dated October 2, 2006, to Illinois Governor Rod R. Blagojevich.
99.2	Letter from Illinois Governor Rod R. Blagojevich, dated October 2, 2006 to Michael J. Madigan, Speaker of the Illinois House of Representatives.